UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, District of Columbia 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 6, 2016 (June 29, 2016)

Teladoc, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37477	04-3705970
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 Manhattanville Road, Suite 203
Purchase, New York	10577
(Address of Principal Executive Offices)	(Zip Code)

(203) 635-2002

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Explanatory Note

Teladoc, Inc. (“Teladoc”) hereby amends the Current Report on Form 8-K filed on July 6, 2016 to provide the financial statements and pro forma financial information required by Item 9.01 relating to Teladoc’s acquisition of HY Holdings, Inc. d/b/a HealthiestYou Corporation (“HealthiestYou”), as described in such Current Report.

Item 9.01.Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

The audited financial statements of HealthiestYou for the years ended December 31, 2015 and 2014 are attached hereto as Exhibit 99.1, which is incorporated herein by reference.

The unaudited financial statements of HealthiestYou for the six months ended June 30, 2016 and 2015 are attached hereto as Exhibit 99.2, which is incorporated herein by reference.

(b)	Pro Forma Financial Information.

The unaudited pro forma combined financial statements of Teladoc giving effect to its acquisition are attached hereto as Exhibit 99.3, which is incorporated herein by reference.

(d)Exhibits.

Exhibit No.	Description
23.1*	Consent of Ernst & Young LLP, independent auditor.
99.1*	Audited financial statements of HY Holdings, Inc. for the years ended December 31, 2015 and 2014.
99.2*	Unaudited financial statements of HY Holdings, Inc. for the six months ended June 30, 2016 and 2015.
99.3*	Teladoc, Inc. unaudited pro forma combined financial statements for the acquisition of HY Holdings, Inc.

*Furnished herewith.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELADOC, INC.

Date: September 8, 2016
	By:	/s/ Adam C. Vandervoort

	Name:	Adam C. Vandervoort

	Title:	Chief Legal Officer and Secretary

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INDEX TO EXHIBITS

ove
Exhibit No.	Description
23.1*	Consent of Ernst & Young LLP, independent auditor.
99.1*	Audited financial statements of HY Holdings, Inc. for the years ended December 31, 2015 and 2014.
99.2*	Unaudited financial statements of HY Holdings, Inc. for the six months ended June 30, 2016 and 2015.
99.3*	Teladoc, Inc. unaudited pro forma combined financial statements for the acquisition of HY Holdings, Inc.

*Furnished herewith.

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